Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
April 25, 2017	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces First Quarter 2017 Results and Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2017. The Company reported net income available to common shareholders of $6.20 million, or $0.36 per diluted common share for the quarter ended March 31, 2017, which represents a 5.88% increase in per share diluted earnings compared to the same quarter of 2016.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of sixteen cents ($0.16) per common share, which represents an increase of 14.29% over the first quarter of 2016. The quarterly dividend is payable to common shareholders of record on May 5, 2017, and is expected to be paid on or about May 19, 2017. The current year marks the 32nd consecutive year of cash dividends paid to stockholders.

First Quarter 2017 Highlights

●	Income Statement
o	Net income available to common shareholders increased $118 thousand, or 1.94%, to $6.20 million compared to the same quarter of 2016.
o	Diluted earnings per share increased $0.02, or 5.88%, to $0.36 compared to the same quarter of 2016.
o	Core, non-GAAP diluted earnings per common share increased $0.03, or 9.09%, to $0.36 compared to the same quarter of 2016.
o	Net interest margin increased 16 basis points to 4.17%, and normalized net interest margin increased 21 basis points to 3.95% compared to the same quarter of 2016.

●	Balance Sheet
o	Book value per common share increased $0.23 to $20.18 compared to December 31, 2016.
o

On January 9, 2017, the Company redeemed all of its previously issued trust preferred securities totaling $15.46 million. The callable trust preferred securities bore an interest rate of three-month LIBOR plus 2.95% with a maturity date of October 8, 2033.

o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of March 31, 2017.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 45 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2017. First Community Bank provides insurance services through First Community Insurance Services, which operated 6 in-branch locations in Virginia and West Virginia as of March 31, 2017, and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $906 million in combined assets as of March 31, 2017. The Company reported consolidated assets of $2.43 billion as of March 31, 2017. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.fcbinc.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2017	2016	2016	2016	2016
Interest income
Interest and fees on loans	$21,827	$21,956	$21,952	$22,237	$21,573
Interest on securities	1,206	1,362	1,643	1,891	1,957
Interest on deposits in banks	159	98	26	9	20
Total interest income	23,192	23,416	23,621	24,137	23,550
Interest expense
Interest on deposits	1,166	1,145	1,133	1,087	1,114
Interest on borrowings	885	1,314	1,367	1,359	1,325
Total interest expense	2,051	2,459	2,500	2,446	2,439
Net interest income	21,141	20,957	21,121	21,691	21,111
Provision for (recovery of) loan losses	492	500	(1,154)	722	1,187
Net interest income after provision (recovery)	20,649	20,457	22,275	20,969	19,924
Total noninterest income	5,691	6,238	5,895	7,030	7,903
Total noninterest expense	17,083	16,653	18,557	18,722	18,814
Income before income taxes	9,257	10,042	9,613	9,277	9,013
Income tax expense	3,055	3,638	3,230	3,022	2,929
Net income	6,202	6,404	6,383	6,255	6,084
Dividends on preferred stock	-	-	-	-	-
Net income available to common shareholders	$6,202	$6,404	$6,383	$6,255	$6,084

Earnings per common share
Basic	$0.36	$0.38	$0.37	$0.36	$0.34
Diluted	0.36	0.38	0.37	0.36	0.34
Cash dividends per common share	0.16	0.16	0.16	0.14	0.14
Weighted average shares outstanding
Basic	16,998,125	16,891,010	17,031,074	17,414,320	17,859,197
Diluted	17,072,174	17,043,869	17,083,526	17,462,845	17,892,531
Performance ratios
Return on average assets	1.06%	1.05%	1.03%	1.02%	0.99%
Return on average common equity	7.35%	7.49%	7.58%	7.47%	7.15%
Return on average tangible common equity(1)	10.50%	10.75%	11.07%	10.88%	10.34%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
(Amounts in thousands, except per share data)
Net income, GAAP	$6,202	$6,404	$6,383	$6,255	$6,084
Non-GAAP adjustments:
Net gain on divestitures	-	(619)	(3,065)	-	-
Allowance reversal for sold loans	-	-	(1,354)	-	-
Merger, acquisition, and divestiture expense	-	55	226	410	39
Net (gain) loss on sale of securities	-	(388)	(25)	79	(1)
Net impairment losses	-	-	4,635	11	-
Other non-core items	(18)	(48)	(264)	-	(240)
Total adjustments to core earnings	(18)	(1,000)	153	500	(202)
Tax effect	(7)	(708)	56	184	(74)
Core earnings, non-GAAP(1)	$6,191	$6,112	$6,480	$6,571	$5,956

Core diluted earnings per common share	$0.36	$0.36	$0.38	$0.38	$0.33
Performance ratios
Core return on average assets	1.06%	1.01%	1.05%	1.07%	0.97%
Core return on average common equity	7.33%	7.15%	7.70%	7.85%	7.00%
Core return on average tangible common equity(2)	10.48%	10.26%	11.24%	11.43%	10.12%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,838,837	$21,895	4.83%	$1,730,401	$21,599	5.02%
Securities available for sale	161,738	1,483	3.72%	354,582	2,268	2.57%
Securities held to maturity	47,112	152	1.31%	72,512	194	1.08%
Interest-bearing deposits	55,754	159	1.16%	15,591	20	0.52%
Total earning assets	2,103,441	23,689	4.57%	2,173,086	24,081	4.45%
Other assets	270,597			297,156
Total assets	$2,374,038			$2,470,242

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$381,050	$102	0.11%	$342,524	$57	0.07%
Savings deposits	525,573	36	0.03%	535,769	66	0.05%
Time deposits	515,506	1,028	0.81%	533,635	991	0.75%
Total interest-bearing deposits	1,422,129	1,166	0.33%	1,411,928	1,114	0.32%
Borrowings
Federal funds purchased	-	-	-	3,424	5	0.59%
Retail repurchase agreements	66,947	11	0.07%	77,993	13	0.07%
Wholesale repurchase agreements	25,000	199	3.23%	50,000	468	3.76%
FHLB advances and other borrowings	66,618	675	4.11%	108,013	839	3.12%
Total borrowings	158,565	885	2.26%	239,430	1,325	2.23%
Total interest-bearing liabilities	1,580,694	2,051	0.53%	1,651,358	2,439	0.59%
Noninterest-bearing demand deposits	425,540			448,849
Other liabilities	25,477			27,784
Total liabilities	2,031,711			2,127,991
Stockholders' equity	342,327			342,251
Total liabilities and stockholders' equity	$2,374,038			$2,470,242
Net interest income, FTE		$21,638			$21,642
Net interest rate spread			4.04%			3.86%
Net interest margin			4.17%			4.01%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended March 31,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$21,895	4.83%	$21,599	5.02%
Accretion income	1,784		2,252
Less: cash accretion income	650		805
Non-cash accretion income	1,134		1,447
Loans, normalized(3)	20,761	4.58%	20,152	4.68%
Other earning assets	1,794	2.75%	2,482	2.26%
Total earning assets	22,555	4.35%	22,634	4.18%
Total interest-bearing liabilities	2,051	0.53%	2,439	0.59%
Net interest income, FTE(3)	$20,504		$20,195
Net interest rate spread, normalized(3)		3.82%		3.60%
Net interest margin, normalized(3)		3.95%		3.74%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2017	2016	2016	2016	2016
Noninterest income
Wealth management	$790	$681	$653	$810	$684
Service charges on deposits	3,113	3,442	3,494	3,361	3,291
Other service charges and fees	2,078	2,014	2,024	2,054	2,010
Insurance commissions	373	59	1,592	1,600	2,191
Net impairment losses recognized in earnings	-	-	(4,635)	(11)	-
Net gain (loss) on sale of securities	-	388	25	(79)	1
Net FDIC indemnification asset amortization	(1,332)	(1,618)	(1,369)	(1,328)	(1,159)
Net gain on divestitures	-	619	3,065	-	-
Other operating income	669	653	1,046	623	885
Total noninterest income	5,691	6,238	5,895	7,030	7,903
Noninterest expense
Salaries and employee benefits	8,884	9,411	9,828	10,198	10,475
Occupancy expense	1,248	1,158	1,249	1,359	1,531
Furniture and equipment expense	1,091	1,070	1,066	1,109	1,096
Amortization of intangibles	261	265	316	277	278
FDIC premiums and assessments	244	274	363	372	374
Merger, acquisition, and divestiture expense	-	55	226	410	39
Other operating expense	5,355	4,420	5,509	4,997	5,021
Total noninterest expense	17,083	16,653	18,557	18,722	18,814

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
(Amounts in thousands)
Noninterest expense, GAAP	$17,083	$16,653	$18,557	$18,722	$18,814
Non-GAAP adjustments
Merger, acquisition, and divestiture expense	-	(55)	(226)	(410)	(39)
OREO expense and net loss	(328)	(184)	(278)	(247)	(711)
Other non-core items	-	8	(168)	(30)	(174)
Adjusted noninterest expense	16,755	16,422	17,885	18,035	17,890

Net interest income, GAAP	21,141	20,957	21,121	21,691	21,111
Noninterest income, GAAP	5,691	6,238	5,895	7,030	7,903
Non-GAAP adjustments
Tax equivalency adjustment	497	520	509	521	531
Net impairment losses	-	-	4,635	11	-
Net (gain) loss on sale of securities	-	(388)	(25)	79	(1)
Net gain on divestitures	-	(619)	(3,065)	-	-
Other non-core items	(18)	(40)	(432)	(30)	(414)
Adjusted net interest and noninterest income	27,311	26,668	28,638	29,302	29,130

Non-GAAP efficiency ratio(1)	61.35%	61.58%	62.45%	61.55%	61.41%
GAAP efficiency ratio	63.67%	61.24%	68.69%	65.19%	64.84%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2017	2016	2016	2016	2016
Assets
Total cash and cash equivalents	$152,851	$76,307	$65,929	$44,301	$39,587
Securities available for sale	158,685	165,579	220,856	322,699	338,469
Securities held to maturity	47,092	47,133	72,182	72,239	72,485
Loans held for investment, net of unearned income
Non-covered	1,784,371	1,795,954	1,774,547	1,733,398	1,685,891
Covered	51,412	56,994	61,837	68,585	76,538
Less allowance for loan losses	(18,458)	(17,948)	(19,633)	(21,099)	(20,467)
Loans held for investment, net	1,817,325	1,835,000	1,816,751	1,780,884	1,741,962
FDIC indemnification asset	9,931	12,173	14,332	16,431	18,787
Premises and equipment, net	50,057	50,085	50,564	50,199	50,799
Other real estate owned, non-covered	4,477	5,109	4,052	4,187	5,313
Other real estate owned, covered	241	276	2,437	2,017	2,279
Interest receivable	5,059	5,553	5,498	6,115	5,968
Goodwill	95,779	95,779	101,776	100,486	100,486
Other intangible assets	6,947	7,207	7,964	4,688	4,965
Other assets	82,069	86,197	87,932	91,082	89,187
Total assets	$2,430,513	$2,386,398	$2,450,273	$2,495,328	$2,470,287

Liabilities
Deposits
Noninterest-bearing	$467,677	$427,705	$473,509	$451,003	$453,336
Interest-bearing	1,438,917	1,413,633	1,388,390	1,373,412	1,421,329
Total deposits	1,906,594	1,841,338	1,861,899	1,824,415	1,874,665
Federal funds purchased	-	-	-	42,000	18,000
Securities sold under agreements to repurchase	90,653	98,005	118,532	113,392	134,661
FHLB borrowings	65,000	65,000	90,000	140,000	65,000
Other borrowings	244	15,708	15,707	15,756	15,756
Interest, taxes, and other liabilities	24,618	27,290	26,599	25,553	24,576
Total liabilities	2,087,109	2,047,341	2,112,737	2,161,116	2,132,658

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,176	228,142	227,884	227,791	227,725
Retained earnings	173,860	170,377	166,689	163,030	159,223
Treasury stock, at cost	(78,533)	(78,833)	(78,789)	(74,974)	(64,968)
Accumulated other comprehensive (loss) income	(1,481)	(2,011)	370	(3,017)	(5,733)
Total stockholders' equity	343,404	339,057	337,536	334,212	337,629
Total liabilities and stockholders' equity	$2,430,513	$2,386,398	$2,450,273	$2,495,328	$2,470,287

Shares outstanding at period-end	17,013,185	16,994,208	16,988,972	17,155,322	17,631,011
Book value per common share(1)	$20.18	$19.95	$19.87	$19.48	$19.15
Tangible book value per common share(2)	14.15	13.89	13.41	13.35	13.17

(1)	Stockholders' equity divided by as-converted common shares outstanding
(2)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by as-converted common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2017	2016	2016	2016	2016
Allowance for Loan Losses
Beginning balance	$17,948	$19,633	$21,099	$20,467	$20,233
Provision for (recovery of) loan losses charged to operations	492	500	(1,154)	722	1,187
(Recovery of) provision for loan losses recorded through the FDIC indemnification asset	-	-	-	(10)	9
Charge-offs	(357)	(2,485)	(772)	(691)	(1,228)
Recoveries	375	300	460	611	266
Net recoveries (charge-offs)	18	(2,185)	(312)	(80)	(962)
Ending balance	$18,458	$17,948	$19,633	$21,099	$20,467

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$18,537	$15,854	$17,487	$16,626	$16,196
Accruing loans past due 90 days or more	20	-	62	64	243
Troubled debt restructurings ("TDRs")(1)	-	114	115	115	158
Total non-covered nonperforming loans	18,557	15,968	17,664	16,805	16,597
OREO	4,477	5,109	4,052	4,187	5,313
Total non-covered nonperforming assets	$23,034	$21,077	$21,716	$20,992	$21,910

Covered nonperforming assets
Nonaccrual loans	$918	$608	$688	$680	$1,955
Total covered nonperforming loans	918	608	688	680	1,955
OREO	241	276	2,437	2,017	2,279
Total covered nonperforming assets	$1,159	$884	$3,125	$2,697	$4,234

Additional Information
Performing TDRs(2)	$8,593	$12,838	$13,336	$13,562	$13,474
Total TDRs(3)	8,593	12,952	13,451	13,677	13,632

Non-covered ratios
Nonperforming loans to total loans	1.04%	0.89%	1.00%	0.97%	0.98%
Nonperforming assets to total assets	0.97%	0.90%	0.91%	0.87%	0.92%
Non-PCI allowance to nonperforming loans	99.40%	112.32%	111.08%	125.48%	123.17%
Non-PCI allowance to total loans	1.03%	1.00%	1.11%	1.22%	1.21%
Annualized net charge-offs to average loans	0.00%	0.49%	0.07%	0.02%	0.23%

Total ratios
Nonperforming loans to total loans	1.06%	0.89%	1.00%	0.97%	1.05%
Nonperforming assets to total assets	1.00%	0.92%	1.01%	0.95%	1.06%
Allowance for loan losses to nonperforming loans	94.78%	108.28%	106.98%	120.67%	110.32%
Allowance for loan losses to total loans	1.01%	0.97%	1.07%	1.17%	1.16%
Annualized net charge-offs to average loans	0.00%	0.47%	0.07%	0.02%	0.22%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs